

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2017

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



11.04%
40.28%
48.68%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Financials	19.8%
Information Technology	19.5%
Consumer Discretionary	11.2%
Consumer Staples	10.5%
Energy	10.4%
Healthcare	9.7%
Telecommunications	3.3%
Utilities	2.5%
Industrials	2.1%
Materials	0.0%
Net Cash[1]	11.0%

TOP 10 HOLDINGS

MasterCard, Inc.	5.67%
Apple Inc.	5.27%
Citigroup, Inc.	4.12%
BNP Paribas SA	3.82%
Banco Do Brasil	3.46%
Bank of America Corp.	3.25%
Diageo PLC	3.18%
Baidu, Inc.	3.16%
American International Group, Inc.	3.15%
Alphabet, Inc. Class A	2.72%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2016 Portfolio Turnover	31.49%
Net Assets (millions)	$21.81
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
6.59%
6.38%
17.74%
14.77%
2.12%
5.51%
8.06%
9.36%
4.22%
4.21%
6.34%
6.82%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since
Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$21,660
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $21,659.77 on 3/31/17. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

1Q17 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 6.59% in the first quarter versus 6.38% for the MSCI World Index during the same period. Since inception date on September 2, 2004, the average annualized rate of return for the Mundoval Fund has been 6.34% versus 6.82% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Technology Sector (Apple Inc. and Mastercard), Financial Sector (Banco do Brasil), Consumer Discretionary Sector (Viacom) and Telecommunications (Mobile Telesystems). Negative factors that impacted performance during the quarter included the Healthcare Sector (Teva Pharmaceuticals), Consumer Discretionary (T. Rowe Price Associates) and Financial Sector (American International Group).

During the quarter shares of Lear Corporation, LG Display, Chicago Bridge Iron, Tesco Plc, and International Business Machines were sold after reaching our estimate of intrinsic value and to provide liquidity to purchase shares of Gilead Sciences, a global biopharmaceutical company, and Anheuser- Busch Inbev, the largest brewer of beer worldwide. The geographic diversification of the fund as of March 31, 2017 is 40.28% Domestic stocks, 48.68% International stocks & 11.04% cash equivalents. The Fund owned shares of common stock in 36 companies as of March 31, 2017.

Manager Commentary:

Investors pared back on shares of financial companies that were expected to benefit from a strengthening U.S. economy following the Presidential election and increased their holdings in technology companies. The Standard & Poor's 500 stock index technology sector increased by 12% in the first quarter of 2017, making it the best performing of the 11 sectors in the index. Shares of Apple Inc. increased by 24% during the quarter, lifted by solid sales for its new iPhone, positive expectations for the next model and stabilizing revenue out of China. The price of crude oil and natural gas declined by 6% and 13% respectively during the quarter causing share prices of Energy sector businesses to languish.

The Emerging Markets, as measured by the MSCI Emerging Markets index, continued to surge forward by increasing more than 12% in the first quarter of 2017, or double the rate of return of the S&P 500 during the same period. From a business valuation perspective, shares of common stock of some businesses in Emerging Markets and some Developed International markets in Europe, Japan and Austral-Asia, continue to appear to be more attractively priced than many of their industry counterparts that are domiciled in the United States. As such, the Mundoval Fund benefited during the quarter from our investment in shares of Brazilian bank, Banco do Brasil, and Russia's largest telecommunications business, Mobile Telesystems.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson
Portfolio Manager

Average Annualized Total Returns as of March 31, 2017

	1Q 2017 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	6.59%	17.74%	2.12%	8.06%	7.02%	4.22%	6.34%
MSCI World Index	6.38%	14.77%	5.51%	9.36%	8.62%	4.21%	6.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.